UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 9, 2014

DIAMONDBACK ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-35700 (Commission File Number)	45-4502447 (I.R.S. Employer Identification Number)
500 West Texas Suite 1200 Midland, Texas (Address of principal executive offices)		79701 (Zip code)
(432) 221-7400 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously reported by us in our Current Report on Form 8-K filed on July 21, 2014, we, through our subsidiary Diamondback E&P LLC, entered into a definitive purchase agreement dated July 18, 2014, as subsequently amended, with the following unrelated third party sellers: Rio Oil and Gas, LLC, Rio Oil and Gas (Permian) LLC, Rio Oil and Gas (OPCO), LLC, Bluestem Energy, LP, Bluestem Energy Partners, LP, Bluestem Energy Holdings, LLC, Bluestem Energy Assets, LLC, Bluestem Acquisitions, LLC, BC Operating, Inc., Crown Oil Partners V, LP and Crump Energy Partners II, LLC, pursuant to which we agreed to acquire additional leasehold interests in Midland, Glasscock, Reagan and Upton Counties, Texas, in the Permian Basin, for an aggregate purchase price of approximately $538.0 million, subject to certain adjustments (the “Acquisition”). On September 9, 2014, we closed the Acquisition, which included approximately 17,617 gross (12,967 net) acres with a 73.6% working interest (approximately 75.1% net revenue interest) (the “West Texas Acquisition Properties”), for an adjusted purchase price of $523.6 million. During May 2014, based on information reported by the operator, net production attributable to the West Texas Acquisition Properties was approximately 2,333 BOE/d (approximately 65% oil) from 125 gross (105 net) producing vertical wells and net proved reserves as of June 1, 2014, based on our internal estimates, were approximately 5,073 MBOE. Our estimate of proved reserves is based on our analysis of production data provided by the sellers, as well as available geologic and other data, and we may revise our estimates following ownership of these properties.

We financed the Acquisition with a combination of the net proceeds from an offering of our common stock that closed on July 25, 2014 and borrowings under our revolving credit facility. Upon closing of the Acquisition, we became the operator of approximately 88% of this acreage.

The statements of revenues and direct operating expenses for the West Texas Acquisition Properties and pro forma financial information required by Items 9.01(a) and 9.01(b) of this Form 8-K (this “Form 8-K”) are filed herewith as Exhibits 99.1 and 99.2, respectively.

Item 8.01. Other Events.

As previously reported, on September 18, 2013, we issued an aggregate of $450.0 million of our 6.750% Senior Notes due 2021 (the “Senior Notes”), which were initially guaranteed on a senior unsecured basis by all of our subsidiaries. On June 23, 2014, our subsidiary Viper Energy Partners LP (“Viper”) completed its initial public offering of 5,750,000 common units, representing an approximate 8% limited partner interest in Viper (the “Viper IPO”). We own the general partner of Viper and the remaining approximate 92% limited partner interest in Viper. In connection with the Viper IPO, under the terms of the indenture governing the Senior Notes (the “Indenture”), we designated Viper, its general partner and Viper’s subsidiary Viper Energy Partners LLC as unrestricted subsidiaries under the Indenture and upon such designation, Viper Energy Partners LLC, which was a guarantor under the Indenture prior to such designation, was released as a guarantor under the Indenture. As a result, following the Viper IPO, the Senior Notes are guaranteed by our subsidiaries that remain restricted (the “Guarantors”). In connection with the issuance of the Senior Notes, we and the Guarantors agreed, among other things, to file a registration statement on Form S-4, as may be amended (the “Registration Statement”), with the Securities and Exchange Commission (the “SEC”) to register under the Securities Act of 1933, as amended, the exchange of the Senior Notes and related guarantees for new notes (the “Exchange Notes”) and guarantees with substantially identical terms, except for the transfer restrictions and registration rights that do not apply to the Exchange Notes, and different administrative terms.

In connection with the Registration Statement filed by us and the Guarantors, we are filing on this Form 8-K supplemental condensed consolidating financial information required to be included or incorporated by reference into the Registration Statement by Rule 3-10 of Regulation S-X regarding the Guarantors. In connection with the foregoing, we are filing herewith as (i) Exhibit 99.3 to this Form 8-K our audited combined consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2013 (the “10-K”), which include new Note 18 in the Notes to our audited combined consolidated financial statements, (ii) Exhibit 99.4 to this Form 8-K our unaudited consolidated financial statements contained in our Quarterly Report on Form 10-Q for the first quarter ended March 31, 2014 (the “First Quarter 10-Q”), which include new Note 14 in the Notes to our unaudited consolidated financial statements and (iii) Exhibit 99.5 to this Form 8-K our unaudited consolidated financial statements contained in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2014 (the “Second Quarter 10-Q” and, together with the First Quarter 10-Q, the “10-Qs”), which include new Note 15 in the Notes to our unaudited consolidated financial statements, in each case disclosing condensed consolidating financial information of the Guarantors. Except for the addition of these new Notes, no other changes or modifications have been made to our audited combined consolidated financial statements included in the 10-K or unaudited consolidated financial statements included in the 10-Qs, and no attempt has been made to update other disclosures presented in these audited consolidated financial statements or unaudited consolidated financial statements that may have been affected by subsequent events.

The information included in this Form 8-K should be read in conjunction with the 10-K, the 10-Qs and the other filings we have made, or will make, prior to the effectiveness of the Registration Statement, with the SEC.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Statements of Revenues and Direct Operating Expenses for the West Texas Acquisition properties for the year ended December 31, 2013 (audited) and for the six months ended June 30, 2014 and 2013 (unaudited) and supplemental oil and gas reserves information (unaudited).

(b) Pro Forma Financial Information.

Unaudited Pro Forma Condensed Consolidated Financial Statements.

(d) Exhibits.

Number	Exhibit

23.1	Consent of Grant Thornton LLP relating to the West Texas Acquisition Properties.

23.2	Consent of Grant Thornton LLP relating to the audited combined consolidated financial statements of Diamondback Energy, Inc. and subsidiaries.

99.1
Statements of Revenues and Direct Operating Expenses for the West Texas Acquisition Properties for the year ended December 31, 2013 (audited) and for the six months ended June 30, 2014 and 2013 (unaudited) and supplemental oil and gas reserves information (unaudited).

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements.

99.3
Consolidated Financial Statements of Diamondback Energy, Inc. and subsidiaries as of December 31, 2013 and 2012, and for each of the three years in the period ended December 31, 2013, as modified solely to include Note 18 providing condensed consolidating guarantor financial information.

99.4
Unaudited Consolidated Financial Statements of Diamondback Energy, Inc. and subsidiaries as of March 31, 2014 and 2013, and for the quarters ended March 31, 2014 and 2013, as modified solely to include Note 14 providing condensed consolidating guarantor financial information.

99.5
Unaudited Consolidated Financial Statements of Diamondback Energy, Inc. and subsidiaries as of June 30, 2014 and 2013, and for the quarters ended June 30, 2014 and 2013, as modified solely to include Note 15 providing condensed consolidating guarantor financial information.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIAMONDBACK ENERGY, INC.

Date:	September 12, 2014	By:	/s/ Teresa L. Dick
Teresa L. Dick
Senior Vice President and Chief Financial Officer

Exhibit Index

Number	Exhibit

23.1	Consent of Grant Thornton LLP relating to the West Texas Acquisition Properties.

23.2	Consent of Grant Thornton LLP relating to the audited combined consolidated financial statements of Diamondback Energy, Inc. and subsidiaries.

99.1
Statements of Revenues and Direct Operating Expenses for the West Texas Acquisition Properties for the year ended December 31, 2013 (audited) and for the six months ended June 30, 2014 and 2013 (unaudited) and supplemental oil and gas reserves information (unaudited).

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements.

99.3
Consolidated Financial Statements of Diamondback Energy, Inc. and subsidiaries as of December 31, 2013 and 2012, and for each of the three years in the period ended December 31, 2013, as modified solely to include Note 18 providing condensed consolidating guarantor financial information.

99.4
Unaudited Consolidated Financial Statements of Diamondback Energy, Inc. and subsidiaries as of March 31, 2014 and 2013, and for the quarters ended March 31, 2014 and 2013, as modified solely to include Note 14 providing condensed consolidating guarantor financial information.

99.5
Unaudited Consolidated Financial Statements of Diamondback Energy, Inc. and subsidiaries as of June 30, 2014 and 2013, and for the quarters ended June 30, 2014 and 2013, as modified solely to include Note 15 providing condensed consolidating guarantor financial information.

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